UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2018

NRC GROUP HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38119	81-4838205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Sunrise Highway, Suite 200, Building 200 Great River, New York	11739
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 224-9141

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 17, 2018, the registrant consummated the previously announced acquisition (the “Business Combination”) of all of the issued and outstanding membership interests of NRC Group Holdings, LLC from JFL-NRC-SES Partners, LLC (“JFL Partners”), in accordance with the Purchase Agreement, dated as of June 25, 2018 and amended as of July 12, 2018, between Hennessy Capital Acquisition Corp. III and JFL Partners. In connection with the closing of the Business Combination (the “Closing”), the registrant changed its name from Hennessy Capital Acquisition Corp. III to NRC Group Holdings Corp.

On October 17, 2018, the registrant filed a Current Report on Form 8-K to report the Closing and related matters under Items 2.01, 3.01, 3.02, 5.06, 5.07, and 9.01 of Form 8-K. On October 23, 2018, the registrant filed a Current Report on Form 8-K (the “Additional 8-K”) to report additional information regarding the Closing and related matters under Items 1.01, 2.01, 2.03, 3.03, 4.01, 5.01, 5.02, 5.03, 5.05, and 9.01. This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Additional 8-K to include certain financial information of the registrant and related disclosures. This Amendment does not modify or update any of the information or disclosures in the Additional 8-K except to the extent specifically set forth herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The unaudited condensed consolidated financial statements (and accompanying notes) of the registrant and its subsidiaries as of September 30, 2018 and for each of the nine-month periods ended September 30, 2018 and 2017 are included in this Amendment as Exhibit 99.1 and incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations and Qualitative and Quantitative Disclosure About Market Risk of the registrant and its subsidiaries for the nine-month period ended September 30, 2018 is included in this Amendment as Exhibit 99.2 and incorporated herein by reference.

The unaudited pro forma combined statements of operations for the year ended December 31, 2017 and for the nine months ended September 30, 2018 giving pro forma effect to the Business Combination and the unaudited pro forma condensed combined balance sheet as of September 30, 2018 are included in this Amendment as Exhibit 99.3 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The unaudited condensed consolidated financial statements (and accompanying notes) of the registrant and its subsidiaries as of September 30, 2018 and for each of the nine-month periods ended September 30, 2018 and 2017 are included in this Amendment as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2017 and for the nine months ended September 30, 2018 giving pro forma effect to the Business Combination and the unaudited pro forma condensed combined balance sheet as of September 30, 2018 are included in this Amendment as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Exhibit
2.1	Purchase Agreement, dated as of June 25, 2018, by and between JFL-NRC-SES Partners, LLC and the registrant, incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed with the SEC on June 26, 2018.
2.2	First Amendment to Purchase Agreement, dated as of July 12, 2018, by and between JFL-NRC-SES Partners, LLC and the registrant, incorporated by reference to Exhibit 2.1 to the registrant’s Quarterly Report on Form 10-Q (File No. 001-38119) filed with the SEC on October 10, 2018.
3.1	Second Amended and Restated Certificate of Incorporation of Hennessy Capital Acquisition Corp. III (renamed NRC Group Holdings Corp.), incorporated by reference to Exhibit 3.1 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed with the SEC on October 23, 2018.
3.2	Amended and Restated Bylaws of NRC Group Holdings Corp., incorporated by reference to Exhibit 3.2 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed with the SEC on October 23, 2018.
3.3	Certificate of Designations, Preferences, Rights and Limitations of 7.00% Series A Convertible Cumulative Preferred Stock of NRC Group Holdings Corp. (and form of certificate for 7.00% Series A Preferred Stock of NRC Group Holdings Corp. attached as Exhibit C thereto), incorporated by reference to Exhibit 3.3 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed with the SEC on October 23, 2018.
4.1	Amended and Restated Registration Rights Agreement, dated as of October 17, 2018, by and among the registrant, Hennessy Capital Partners III LLC, and certain security holders of the registrant party thereto, incorporated by reference to Exhibit 4.1 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed with the SEC on October 23, 2018.
4.2	Investor Rights Agreement, dated as of October 17, 2018, by and among the registrant, JFL-NRC-SES Partners, LLC and J.F. Lehman & Company, LLC, incorporated by reference to Exhibit 4.2 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed with the SEC on October 23, 2018.
4.3	Lock-Up Agreement, dated as of October 17, 2018, by and between the registrant and JFL-NRC-SES Partners, LLC, incorporated by reference to Exhibit 4.3 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed with the SEC on October 23, 2018.
4.4	Warrant Agreement, dated as of June 22, 2017, between Continental Stock Transfer & Trust Company and the registrant, incorporated by reference to Exhibit 4.1 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed on June 28, 2017.
10.1	Credit and Guaranty Agreement, dated as of June 11, 2018, between JFL-NRC Holdings, LLC and SES Holdco, LLC, as borrowers, NRC Group Holdings, LLC, as parent, and the other guarantors party thereto, incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed with the SEC on October 23, 2018.
10.2	Pledge and Security Agreement, dated as of June 11, 2018, by and among NRC US Holding Company, LLC, Sprint Energy Services, LLC, JFL-NRC Holdings, LLC, SES Holdco, LLC, NRC Group Holdings, LLC, the grantors party thereto from time to time, and BNP Paribas, incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed with the SEC on October 23, 2018.
10.3	Joinder Agreement, dated as of October 2, 2018, by and among BNP Paribas, NRC US Holding Company, LLC, Sprint Energy Services, LLC, and the guarantors party thereto, incorporated by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed with the SEC on October 23, 2018.
10.4+	Employment Agreement, dated as of July 18, 2018, by and between NRC Group Holdings, LLC and Christian Swinbank, incorporated by reference to Exhibit 10.4 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed with the SEC on October 23, 2018.
10.5+	Employment Agreement, dated as of June 22, 2018, by and between NRC Group Holdings, LLC and Joseph Peterson, incorporated by reference to Exhibit 10.5 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed with the SEC on October 23, 2018.
10.6+	Employment Agreement, dated as of August 29, 2016, by and between Sprint Energy Services, LLC and Robert V. Nelson III, incorporated by reference to Exhibit 10.6 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed with the SEC on October 23, 2018.
10.7+	Employment Agreement, dated as of May 28, 2015, by and between JFL-NRC Holdings, LLC and Paul Taveira, incorporated by reference to Exhibit 10.7 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed with the SEC on October 23, 2018.
10.8+	Form of Indemnification Agreement between the registrant and each of its directors and executive officers, incorporated by reference to Exhibit 10.8 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed with the SEC on October 23, 2018.
10.9+	NRC Group Holdings Corp. 2018 Equity and Incentive Compensation Plan, incorporated by reference to Exhibit 10.9 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed with the SEC on October 23, 2018.

Exhibit No.	Exhibit
10.10	Intellectual Property Security Agreement, dated as of June 11, 2018, by and among National Response Corporation, NRC NY Environmental Services, Inc., Progressive Environmental Services Inc., and BNP Paribas, incorporated by reference to Exhibit 10.10 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed with the SEC on October 23, 2018.
10.11	Intellectual Property Security Agreement, dated as of June 11, 2018, by and between National Response Corporation and BNP Paribas, incorporated by reference to Exhibit 10.11 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed with the SEC on October 23, 2018.
14.1	Code of Business Conduct and Ethics adopted by the registrant’s board of directors on October 17, 2018, incorporated by reference to Exhibit 14.1 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed with the SEC on October 23, 2018.
16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission, dated October 23, 2018, incorporated by reference to Exhibit 16.1 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed with the SEC on October 23, 2018.
21.1	List of subsidiaries of the registrant, incorporated by reference to Exhibit 21.1 to the registrant’s Current Report on Form 8-K (File No. 001-38119) filed with the SEC on October 23, 2018.
99.1*	Unaudited Condensed Consolidated Financial Statements of the registrant as of September 30, 2018 and for each of the nine month periods ended September 30, 2018 and 2017.
99.2*	Managements’ Discussion and Analysis of Financial Condition and Results of Operations and Qualitative and Quantitative Disclosure About Market Risk for the registrant as of September 30, 2018 and for each of the nine months periods ended September 30, 2018 and 2017.
99.3*	Unaudited Pro Forma Condensed Combined Financial Information of the registrant for the year ended December 31, 2017 and as of and for the nine-month period ended September 30, 2018.

*	Filed herewith.
+	Management contract or compensatory plan or arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2018	NRC GROUP HOLDINGS CORP.

	By:	/s/ Joseph Peterson
	Name:	Joseph Peterson
	Title:	Chief Financial Officer

4